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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington D. C.  20549


                                     -----------

                                       FORM 8-K

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report
          (Date of earliest event reported):           February 13, 1996



                                     ConSil Corp.

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                (Exact name of registrant as specified in its charter)



                                        Idaho

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                    (State or other jurisdiction of incorporation)


                    0-4846-3                           82-0288840

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          (Commission File Number)        (IRS Employer Identification No.)



          6500 Mineral Drive
          Coeur d'Alene, Idaho                         83814-8788

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          (Address of principal executive offices)     (Zip Code)



                                    (208) 769-4100

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                           (Registrant's Telephone Number)




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          Item 2.   Acquisition or Disposition of Assets
                    ------------------------------------

                    Registrant's wholly-owned subsidiary, Minera ConSil, S.A. de C.V. (collectively, the "Registrant"), entered into an agreement on February 13, 1996, for a three (3) month exclusive pre-option period pursuant to which it may acquire an exclusive option to purchase a 100% interest, subject to certain royalties described below, in certain mining equipment and concessions
          located  in  the  state  of  Zacatecas,  Mexico,  known  as   the
          Sombrerete Mine (the "Properties") from Grupo Catorce, S.A. de C.V. ("Grucat"), a Mexican corporation. Consideration for the three (3) month pre-option period is five thousand dollars ($5000) per month, during which time Registrant will perform an
          investigation  of the  Properties.   Should  Registrant elect  to
          enter into the option, Registrant shall expend the following minimum amounts by the following dates for the benefit of the
          Properties:   Two hundred thousand dollars  ($200,000) within the
          first six (6) months after the date of entering into the option; five hundred thousand dollars ($500,000) within twelve (12) months after the date of entering into the option; and eight hundred thousand dollars ($800,000) within twenty-four (24) months after the date of entering into the option. Registrant may extend the term of the option up to five (5) years after the date of entering into the option by making advance minimum royalty payments to Grucat of one hundred fifty thousand dollars ($150,000) per year and work commitments of two hundred thousand dollars ($200,000) per year for each year the option is extended. Should Registrant exercise its option, the purchase price for the Properties involves a cash component of one million U.S.
          dollars (U.S.$1,000,000)  and  a  production   royalty  component
          described below.  The cash component shall be  payable over three
          (3) years as follows: one hundred thousand dollars ($100,000) on the first anniversary of the exercise of the option; one hundred thousand dollars ($100,000) on the second anniversary of the exercise of the option; and eight hundred thousand dollars ($800,000) on the third anniversary of the exercise of the option. The production royalty component shall be the grant by Registrant to Grucat of four percent (4%) of net smelter returns, which may be reduced to two percent (2%) of net smelter returns by
          Registrant  paying Grucat  one million dollars  ($1,000,000)   in
          cash  within   ninety   (90)  days  of  Registrant exercising its
          option.

          Item 5.   Other Events.
                    ------------

                    On February 13, 1996, the Registrant issued the press release attached hereto as Exhibit A, which is incorporated herein by this reference.






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          Item 7.   Financial Statements, Proforma Financial Information
                    ----------------------------------------------------
                    and Exhibits.
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                    Exhibit A - Press Release dated February 13, 1996.


                                      SIGNATURE
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                    Pursuant  to  the requirements  of  Section  12 of  the
          Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        CONSIL CORP.




                                        By   /s/ Nathaniel K. Adams
                                          -------------------------------
                                          Name:   Nathaniel K. Adams
                                          Title:  Secretary


          Dated:  February 15, 1996.



























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                                     ConSil Corp.                 EXHIBIT A
                             Suite 500 - 625 Howe Street
                               Vancouver, B.C.  V6C 2T6
                               604/331-0844 - Telephone
                                  604/331-0845 - Fax

          13 February 1996

                                     NEWS RELEASE
                                     ------------

          ConSil Corp. is pleased to announce it has acquired an option to purchase a 100% interest in the Sombrerete silver mine, Zacatecas State, Mexico. Sombrerete, discovered in 1555, is the second oldest silver mine in Mexico. Historical production is estimated at 150 to 200 million ounces.

          Sombrerete produced most recently from 1950 to 1991, when it closed down due to low silver prices and Mexico's high inflation with an unfavorable exchange rate. Just prior to closing, production of about 300 gpt (10 oz/ton) Ag was from waste dumps, old stope fill, extensions of known ore shoots and a newly discovered ore shoot. Historical mining grades are estimated at 700 gpt (23 oz/ton) Ag, with 1.5 gpt Au, 3.5% Pb and 5.5% Zn. Proven and probable reserves at shut-down were reported at 404,000 tonnes grading 295 gpt Ag and 0.5 gpt Au.

          The immediate potential at Sombrerete is the new ore shoot on the main vein structure, Pabellon, on which mining had just been initiated at shut-down. On the 345 m level the shoot graded 300 gpt Ag across a 15 m width, along with a 100 m strike length. No exploration has been carried out on this wide shoot between the mining level and surface. Historically, these shoots produce bonanza grades higher in the structure, closer to surface. Thus, there is potential to build significant reserves quickly. In addition, there is excellent potential for the discovery of more shoots along both the main vein and a parallel structure, which are known to extend at least 2 km further to the northwest. The parallel structure, also a former producer, contains an undeveloped 840 gpt Ag diamond drill intercept on the 505 m level.

          ConSil can acquire a 100% interest in the Sombrerete Mine from Grupo Catorce, S.A. de C.V. ("Grucat") for US$1 million over a three year period, with a US$100,000 payment at the end of year one, US$100,000 at the end of year two and US$800,000 on the exercise of the option. The option can be extended for up to 5 years with the payment of an additional US$150,000 pre-production royalty each year of extension. During the option, ConSil will perform a minimum US$200,000 work program in the first six months, US$500,000 in the next six months and US$800,000 in the next twelve months, plus US$200,000 in exploration work during any option extension year. Grucat will retain a 4% NSR, which can be reduced to 2% with a payment of US$1 million. The purchase includes a 400 tpd flotation mill, two operating shafts and related mining equipment and infrastructure.





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          ConSil  has a  due diligence  period of  up to  three months.   A
          1,500 m   surface  diamond   drilling   program   will   commence
          immediately upon  completion of  due diligence.   With successful
          exploration, the mine could be back in production, with a targeted production rate of 500 tonnes per day and a grade of 450 gpt (15 oz/ton) Ag, as early as mid-1998.

          ConSil's listing application has been submitted to the Vancouver Stock Exchange and formal approval is expected shortly.

          On behalf of the Board of Directors,




          /s/ Ralph R. Noyes, Chairman



          For further information contact Gerry Carlson at 604-331-0844 or Ralph Noyes at 208-769-7610.